UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2021

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED
HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue
Second Floor
Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203)
221-1703

Check the appropriate box below if the Form
8-K
is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 3	Securities and Trading Markets

Item 3.03	Material Modification to Rights of Security Holders
On August 3, 2021, Compass Diversified Holdings (the “Trust”) and Compass Group Diversified Holdings LLC (the “Company”) (NYSE: CODI) (collectively “CODI”) held a Special Meeting of Shareholders (the “Special Meeting”). At the Special Meeting, the shareholders of the Trust voted to approve amendments to the Second Amended and Restated Trust Agreement, as amended through the date of the Special Meeting (the “Trust Agreement”), of the Trust to authorize the Company, acting through its board of directors, to cause the Trust to elect to be treated as a corporation for U.S. federal income tax purposes, without further approval of the shareholders, including amendments to Sections 1.1(a)(i), 2.4(b), 2.8, 2.11, 3.1, 3.3 and 9.2, the deletion of Section 3.4 and Exhibit B and the related new or revised definitions
“Check-the-Box
Election” and “Preferred Shares” in the recitals and Section 1.1(b) of the Trust Agreement. At the Special Meeting, the shareholders of the Trust also voted to approve amendments to the Trust Agreement to authorize the Company, acting through its board of directors, to, at its election in the future, cause the Trust to be converted to a corporation, without further approval of the shareholders, including amendments to Sections 7.1 and 10.2 of the Trust Agreement. The Board also previously approved other amendments to the Trust Agreement to: (i) update provisions related to notice of shareholder business and director nominations in Section 5.8, inspection of records by shareholders of the Trust in Section 5.15, indemnification in Section 8.4(c) and early termination in Section 9.4, (ii) add an exclusive jurisdiction and forum selection provisions in Section 10.5, (iii) update information of the parties to the Trust Agreement, (iv) delete unnecessary and obsolete references in the Trust Agreement and (v) make conforming changes and other technical or clean-up
changes.
Following the Special Meeting, the Company, as sponsor, BNY Mellon Trust of Delaware, as Delaware trustee, and Elias J. Sabo and Ryan J. Faulkingham, as regular trustees, entered into the Third Amended and Restated Trust Agreement of the Trust (the “Amended Trust Agreement”), which reflects the above amendments, effective August 3, 2021. The Amended Trust Agreement is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
The shareholders also voted at the Special Meeting to approve amendments to the Fifth Amended and Restated Operating Agreement (the “LLC Agreement”) of the Company to authorize the board of directors of the Company to, if the Trust is converted to a corporation, amend the LLC Agreement as the board determines is necessary or appropriate to reflect such conversion, without further approval of the members of the Company, including amendments to Article 12 of the LLC Agreement. The Board also previously approved other amendments to the LLC Agreement to: (i) update the provisions related to the Company’s name in Section 1.2(a), indemnification in Section 6.22, limitation in liability of officers in Section 6.23, notice of member business and director nominations in Section 9.8, inspection of books and records by members in Section 11.1 and tax matters in Sections 5.3, 11.4, Article 13 and 14.4, (ii) add exclusive jurisdiction and forum selection provisions in Section 15.9, (iii) update the information of the parties to the LLC Agreement, (iv) delete unnecessary and obsolete references in the LLC Agreement and (v) make conforming changes and other technical or clean-up
changes.
Following the Special Meeting, the Trust, as the holder of all trust interests of the Company, and Sostratus LLC, as the holder of all allocation interest of the Company, entered into the Sixth Amended and Restated Operating Agreement of the Company (the “Amended LLC Agreement”), which reflects the above amendments, effective August 3, 2021. The Amended LLC Agreement is attached hereto as Exhibit 3.2 and is incorporated herein by reference.
Subject to approval by the shareholders of the Amended Trust Agreement, the Board also previously approved amendments to Sections 7 and 9 of each of the share designations for the Trust’s 7.250% Series A Preferred Shares (the “Series A Preferred Shares”), 7.875% Series B
Fixed-to-Floating
Rate Cumulative Preferred Shares (the “Series B Preferred Shares”) and 7.875% Series C Cumulative Preferred Shares (the “Series C Preferred Shares”), which are part of the Trust Agreement (the “Share Designation Amendments”). Following the Special Meeting, the Company, as sponsor, and Ryan J. Faulkingham, as regular trustee, executed the Amended and Restated Share Designation of Compass Diversified Holdings

with respect to Series A Preferred Shares (the “Series A Designation”), the Amended and Restated Share Designation of Compass Diversified Holdings with respect to Series B Preferred Shares (the “Series B Designation”) and Amended and Restated Share Designation of Compass Diversified Holdings with respect to Series C Preferred Shares (the “Series C Designation”). The Series A Designation, Series B Designation and Series C Designation are attached hereto as Exhibit 3.3, Exhibit 3.4 and Exhibit 3.5, respectively, and are incorporated herein by reference.

Section 5	Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
The information set forth in Item 3.03 above is incorporated herein in its entirety.

Section 7	Regulation FD

Item 7.01	Regulation FD Disclosure
On August 4, 2021, CODI issued a press release announcing (i) that, effective September 1, 2021, it will elect to be taxed as a corporation (the “Election”) and (ii) the declaration of a special cash distribution of $0.88 per common share, payable on September 7, 2021 to common shareholders of record as of the close of business on August 31, 2021. The text of the press release is included as Exhibit 99.1 to this Form
8-K.
The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

3.1	Third Amended and Restated Trust Agreement of the Trust.

3.2	Sixth Amended and Restated Operating Agreement of the Company.

3.3	Amended and Restated Share Designation of Compass Diversified Holdings with respect to Series A Preferred Shares.

3.4	Amended and Restated Share Designation of Compass Diversified Holdings with respect to Series B Preferred Shares.

3.5	Amended and Restated Share Designation of Compass Diversified Holdings with respect to Series C Preferred Shares.

4.1	Specimen Certificate evidencing a share of trust of Compass Diversified Holdings (incorporated by reference to Exhibit A of Exhibit 3.1 to this Form 8-K).

4.2	Specimen LLC Interest Certificate evidencing an interest of Compass Group Diversified Holdings LLC (incorporated by reference to Exhibit A of Exhibit 3.2 to this Form 8-K).

4.3	Form of 7.250% Series A Preferred Share Certificate (incorporated by reference to Appendix A of Exhibit 3.3 to this Form 8-K).

4.4	Form of 7.875% Series B Fixed-to-Floating Rate Cumulative Preferred Share Certificate (incorporated by reference to Appendix A of Exhibit 3.4 to this Form 8-K).

4.5	Form of 7.875% Series C Cumulative Preferred Share Certificate (incorporated by reference to Appendix A of Exhibit 3.5 to this Form 8-K).

99.1	Press Release dated August 4, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2021	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2021	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Chief Financial Officer